Exhibit 99.2

OpGen Provides Update on Curetis Group Company Ares Genetics’ Collaboration with BGI Group to Offer Next-Generation Sequencing and PCR-based Coronavirus (2019-nCoV) Testing in Europe

-	BGI Group responds to coronavirus crisis by providing reagent kits for molecular 2019-nCoV testing by next-generation sequencing and RT-PCR
-	Ares Genetics to launch next-generation sequencing testing service for infection control and monitoring of 2019-nCoV evolution using BGI Group reagents
-	Ares Genetics, Curetis Group and BGI Group to collaborate in the distribution of next-generation sequencing and PCR testing kits for 2019-nCoV

GAITHERSBURG, Md. – January, 30, 2020 – OpGen, Inc. (Nasdaq: OPGN) reported an update on the business of Curetis GmbH (“Curetis”), the other party to the planned business combination with OpGen. Today, Curetis announced that Ares Genetics GmbH, a Curetis Group company, and the Chinese genomics company BGI Group will collaborate in making molecular testing for the new coronavirus 2019-nCoV available in Europe.

2019-nCoV is a new coronavirus variant that has not been previously identified in humans but is responsible for the outbreak originating in the Chinese city of Wuhan and rapidly spreading globally with first cases identified and confirmed in Europe already. In response to this situation, and immediately after the occurrence of unexplained pneumonia in Wuhan on December 31, 2019, BGI was first to sequence the genome of the new 2019-nCoV virus and successfully developed a Real-Time (RT) Fluorescent PCR (polymerase chain reaction) kit for detecting 2019-nCoV, which can provide results in a few hours and has already obtained approval by the Chinese National Medical Products Administration.

In addition to the rapid detection kit based on RT-PCR technology, the DNBSEQ-T7 sequencing platform developed by BGI Group’s instrument and reagent subsidiary, MGI, passed the emergency approval procedure of the National Medical Products Administration, becoming the first officially approved testing products in China for surveillance, discovery and identification of unknown infectious diseases.

In Europe, BGI and MGI will work with their long-term strategic partner Ares Genetics to make its 2019-nCoV testing portfolio available to public health institutions and hospitals for outbreak monitoring, infection control, and epidemiology. Ares Genetics expects to provide next-generation sequencing services for 2019-nCoV out of its NGS laboratory in Vienna Austria for infection control and tracking of pathogen evolution from February 2020 onwards based on MGI’s DNBSEQ sequencing platform. Further, Ares Genetics and the Curetis Group will support BGI Group in the distribution of its PCR and NGS reagent kits to molecular testing laboratories in Europe that have the capability for 2019-nCoV testing with reagent kits initially being marketed for research use only prior to regulatory approval in Europe.

Ares Genetics is a digital diagnostics company utilizing artificial intelligence-powered molecular diagnostics to advance the field of infectious disease testing. Ares Genetics recently launched ARESupa – Universal Pathogenome Assay for the broad identification of bacterial pathogens and the accurate prediction of antibiotic susceptibility. The ARESupa test is based on the sequencing of bacterial DNA, combined with data analysis and interpretation powered by ARESdb, Ares Genetics’ unique, proprietary reference database on genetic antimicrobial resistance markers. The first generation of ARESupa is currently offered for non-diagnostic applications in epidemiology, infection control, and outbreak analysis for customers in the public health sector and the pharmaceutical industry. A laboratory-developed test (LDT) for human diagnostic use is under development.

“This collaboration highlights the importance of rapid testing technologies in tracking the evolution of and containing global outbreaks. We congratulate Curetis on their collaboration and commend them and BGI Group for their swift action to assist in the surveillance and identification of yet another infectious disease with cases across the globe,” said Evan Jones, Chairman & CEO of OpGen.

OpGen and Curetis entered into a definitive agreement to combine businesses on September 4, 2019. The closing of the transaction under such definitive agreement has not yet occurred and is subject to a number of significant closing conditions, including receipt of approval from the stockholders of OpGen, Inc. and the shareholders of Curetis, N.V. Until the closing occurs, each of OpGen and Curetis are operating as stand-alone businesses.

About OpGen

OpGen, Inc. is a precision medicine company harnessing the power of molecular diagnostics and informatics to help combat infectious disease. We are developing molecular information products and services for global healthcare settings, helping to guide clinicians with more rapid and actionable information about life threatening infections, improve patient outcomes, and decrease the spread of infections caused by multidrug-resistant microorganisms, or MDROs. Our proprietary DNA tests and informatics address the rising threat of antibiotic resistance by helping physicians and other healthcare providers optimize care decisions for patients with acute infections.

Our molecular diagnostics and informatics products, product candidates and services combine our Acuitas® molecular diagnostics and Acuitas Lighthouse® informatics platform for use with our proprietary, curated MDRO knowledgebase. We are working to deliver our products and services, some in development, to a global network of customers and partners. Currently we offer our Acuitas AMR Gene Panel tests for research use only. For more information, please visit www.opgen.com.

OpGen, Acuitas, and Acuitas Lighthouse are registered trademarks of OpGen, Inc.

Forward-Looking Statements

This press release includes statements relating to the proposed business combination transaction between OpGen and Curetis and a planned collaboration between Curetis Group company, Ares Genetics, and BGI Group for next-generation sequencing and PCR-based coronavirus testing in Europe. These statements and other statements regarding OpGen’s future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, our ability to successfully and timely seek approval of, and obtain approval of our stockholders for the transaction, satisfy the closing conditions under the implementation agreement between OpGen and Curetis, successfully combine the businesses of OpGen and Curetis, comply with the complexities of a global business, achieve the synergies we expect, successfully implement the combined company’s strategic and business goals and objectives, and advance our current and planned 510(k) clearance submissions with the FDA, our ability to successfully, timely and cost-effectively develop, seek and obtain regulatory clearance for and commercialize our product and services offerings, the rate of adoption of our products and services by hospitals and other healthcare providers, the success of our commercialization efforts, the effect on our business of existing and new regulatory requirements, and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with OpGen's business, please review our filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this press release and speak only as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Implementation Agreement (the definitive agreement related to the proposed business combination between the Company and Curetis GmbH), a Registration Statement on Form S-4 (File No. 333-234657) has been filed with and declared effective by the Securities and Exchange Commission (the “SEC”). Investors and security holders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that forms a part of the registration statement. Such documents contain important information about the proposed transaction. The definitive proxy statement/prospectus was first mailed to stockholders of the Company on or about January 27, 2020. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document that OpGen may send to its stockholders in connection with the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website, www.opgen.com.

OpGen Contact:
Michael Farmer
Vice President, Marketing
(240) 813-1284

mfarmer@opgen.com

InvestorRelations@opgen.com

Press Contact:

Matthew Bretzius

FischTank Marketing and PR

matt@fischtankpr.com

Investor Contacts:
Joe Green
Edison Group
jgreen@edisongroup.com